UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – December 13, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices)(Zip code )

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On December 13, 2013, IEC Electronics Corp. (the “Company”) and Manufacturers and Traders Trust Company (“M&T”) entered into a Fourth Amendment to Fourth Amended and Restated Credit Facility Agreement (the “Fourth Amendment”), which amended the Fourth Amended and Restated Credit Facility Agreement between M&T and the Company (a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 25, 2013) as previously amended by (i) the First Amendment to Fourth Amended and Restated Credit Facility Agreement, a copy of which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 29, 2013, (ii) the Second Amendment to Fourth Amended and Restated Credit Facility Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 8, 2013 and (iii) the Third Amendment to Fourth Amended and Restated Credit Facility Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 19, 2013 (collectively, the “2013 Credit Agreement”). Pursuant to the Fourth Amendment, M&T agreed to waive events of default arising from the Company’s non-compliance with its Debt to EBITDARS covenant and its Fixed Charge Coverage Ratio (each as defined in the 2013 Credit Agreement) for the fiscal quarter ended September 30, 2013 and for the fiscal quarters through September 30, 2013, respectively.

In addition, the Fourth Amendment modified the covenant requiring the Company to maintain a specified Debt to EBITDARS Ratio for future fiscal quarters as follows:

Debt to EBITDARS:

2013 Credit Agreement, as modified by the Fourth Amendment:
12/13/2013 through and including 3/27/2014	<4.50 to 1.00
3/28/2014 through and including 6/26/2014	<3.50 to 1.00
6/27/2014 through and including 9/29/2014	<3.25 to 1.00
9/30/2014 and thereafter	< 2.75 to 1.00

It also modified the covenant requiring the Company to maintain a specified Fixed Charge Coverage Ratio commencing with the fiscal quarter ending March 28, 2014 as follows:

Fixed Charge Coverage:

2013 Credit Agreement, as modified by the Fourth Amendment:
3/28/2014 through and including 6/26/2014	≥0.90 to 1.00
6/27/2014 through and including 9/29/2014	≥1.10 to 1.00
9/30/2014 and thereafter	≥1.25 to 1.00

Additionally, the applicable interest rate margin for the twelve-month period commencing December 13, 2013, and thereafter if the Company is not in compliance with its financial covenants, was modified with respect to the Revolver to 4.25% above LIBOR, with respect to the Albuquerque Mortgage Loan to 4.50% above LIBOR and with respect to Term Loan B to 3.25% above LIBOR. The applicable unused fee for the same period was changed to 0.50%.

Except as so waived and as modified by the Fourth Amendment, the 2013 Credit Agreement remains unchanged. The foregoing description of the Fourth Amendment is a summary of the terms of the Fourth Amendment, and is qualified in its entirety by the text of the Fourth Amendment itself, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Section 2	Financial Information
Item 2.02	Results of Operations and Financial Condition

On December 19, 2013, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release attached as Exhibit 99.1 references operating income excluding impairment charges; operating income excluding impairment charges after tax, per share; impairment of goodwill and other intangibles after tax, per share; SCB clawback income and SCB clawback income after tax, per share; which are non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP; Net Income, Operating Income and Diluted Earnings per Share, is provided in the attachment to the release, included in Exhibit 99.1.

These non-GAAP financial measures should not be considered in isolation; they are in addition to, and are not a substitute for, financial measures under GAAP, or as measures of the Company’s profitability or liquidity. These measures may be different from non-GAAP financial measures used by other companies, and may not be comparable to similarly titled measures reported by other companies. Further, the Company may utilize other measures to illustrate performance in the future. Non-GAAP financial measures have limitations since they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP.

Each per share measure is presented on a diluted per share basis. None of the non-GAAP measures directly depict the amount that accrues to stockholder benefit. However, the Company views these measures as useful tools for comparison of quarterly and annual operating performance. Additionally, the Company presents these as supplemental measures because: (i) each is a basis upon which the Company assesses its performance and (ii) the Company believes that investors will find the data useful in assessing its ability to service and/or incur indebtedness. The Company believes that these measures, when considered with both the Company’s GAAP results and the reconciliation to the most directly comparable financial measures, provides a more complete understanding of the Company’s business than could be obtained absent this disclosure.

Section 5	Corporate Governance and Management
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Under the terms of an existing Employment Agreement between the Company and W. Barry Gilbert, the Company’s Chief Executive Officer (“CEO”), effective April 24, 2009, (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 30, 2009), as amended by First Amendment to Employment Agreement, effective October 1, 2010 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 1, 2010) (collectively, the “2009 Employment Agreement”), Mr. Gilbert’s term as CEO of the Company ends on December 31, 2013. As recommended by the Compensation Committee of the Company’s board of directors, on December 16, 2013 the independent directors of the Company approved an Amended and Restated Employment Agreement (the “2013 Agreement”) between Mr. Gilbert and the Company that supersedes, amends and restates in its entirety the Prior Employment Agreement.

The 2013 Agreement provides for Mr. Gilbert’s continued employment as IEC’s Chief Executive Officer until the Company’s board of directors (“Board”) terminates his status as CEO (the “CEO Term”). In addition, the 2013 Agreement provides that upon the expiration of the CEO Term, the Company will employ Mr. Gilbert for a twelve-month period to assist with transition matters, unless earlier terminated (the “Transition Term”). It further provides that Mr. Gilbert will render advisory services to the Board for seven years following the CEO Term (the “Advisory Term”).

During the CEO Term, Mr. Gilbert is entitled to receive an annual initial base salary of $350,000, which is subject to annual review for increases. In Fiscal 2014, Mr. Gilbert’s base salary is $350,000. During the Transition Term, Mr. Gilbert will continue to receive base salary at the rate in effect at the end of the CEO Term. During the Advisory Term, Mr. Gilbert is entitled to receive annual compensation of $89,286, increased annually by increases in the Consumer Price Index.

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During the CEO Term, Mr. Gilbert is eligible to participate in IEC’s cash and equity incentive plans and programs on the same basis as other senior executives. If the CEO Term ends other than at the end of a fiscal year, Mr. Gilbert will receive half the incentives he would have received at budget and half the incentives he would have received based on actual results, payable after the end of the fiscal year at the same time as payments to other Company executives.

Under the 2013 Agreement, during both the CEO and Transition Terms, Mr. Gilbert is eligible to participate in such health and other group insurance and other employee benefit plans on the same basis as other senior executives, and the Company will pay the full cost of medical insurance for Mr. Gilbert and his wife, or past age 65 the cost of Medicare supplemental insurance. In addition, through the end of the Advisory Term (or if earlier, policy expiration) the Company will maintain a life insurance policy in the amount of $400,000 expiring in 2019, and an additional policy in the amount of $750,000 expiring in 2024, each payable to Mr. Gilbert’s estate.

If the Board terminates Mr. Gilbert without Cause (as defined in the 2013 Agreement, Cause being deemed not to include death or disability) or Mr. Gilbert terminates his employment for Good Reason (as defined in the 2013 Agreement) prior to the end of the Transition Term, Mr. Gilbert is entitled to continue to receive the salary and benefits to which he otherwise would have been entitled through the end of the Transition Term. Additionally, if Mr. Gilbert is terminated without Cause or terminates for Good Reason after a Change in Control (as defined in the 2013 Agreement), Mr. Gilbert will continue to receive the Advisory Term payments to which he otherwise would have been entitled. Any provisions in Mr. Gilbert’s restricted stock agreements providing for forfeiture upon termination of employment also are waived and to the extent not yet vested, 50% of the remaining restricted stock will vest on each of the first and second anniversaries of his termination date.

The 2013 Agreement contains provisions which are customary for an executive employment agreement of this type. These include covenants relating to confidentiality, non-competition, non-solicitation of employees, and non-interference with business relationships and apply during the CEO, Transition and Advisory Terms and for a period of 36 months thereafter.

The foregoing summary of the 2013 Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement itself, a copy of which is being filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Section 7	Regulation FD
Item 7.01	Regulation FD Disclosure

Legal Proceedings

As previously reported in its Annual Report on Form 10-K/A for the fiscal year ended September 30, 2102 (“Fiscal 2012”) and its Quarterly Report on Form 10-Q/A for the fiscal quarter ended December 28, 2012 (“Q-1 2013”), the Company restated its consolidated financial statements for Fiscal 2012, the interim fiscal quarter and year to date periods within Fiscal 2012 and Q-1 2013. In connection with the restatement, the Audit Committee conducted an independent review of the underlying facts and circumstances, the Company is responding to a now formal investigation by the staff of the SEC relating to the restatement and other matters, and the Company is responding to an amended complaint in a now consolidated shareholder class action originally filed June 28, 2013 in the United States District Court for the Southern District of New York against the Company and its CEO and CFO seeking unspecified compensatory damages. While the Company believes the complaint is without merit, it is too early to determine the potential outcome.

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Section 9	Financial Information and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Fourth Amendment to Fourth Amended and Restated Credit Facility Agreement
Exhibit 10.2	Amended and Restated Employment Agreement between IEC Electronics Corp. and W. Barry Gilbert
Exhibit 99.1	Press Release issued by IEC Electronics Corp. on December 19, 2013

The information in Items 2.02 and 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

This Current Report on Form 8-K, including the Exhibits incorporated herein, contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements.  These forward-looking statements (such as when the Company describes what it “believes”, “expects”, or “anticipates” will occur, and other similar statements) include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect the Company’s current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements: business conditions and growth or contraction in the Company’s customers' industries, the electronic manufacturing services industry and the general economy; variability of the Company’s operating results; the Company’s ability to control its material, labor and other costs; the Company’s dependence on a limited number of major customers; the potential consolidation of the Company’s customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; uncertainties as to availability and timing of governmental funding for the Company’s customers; the types and mix of sales to the Company’s customers; the Company’s ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company’s customers, the Company’s industry and business generally; failure or breach of the Company’s information technology systems; natural disasters; and other factors that the Company may not have currently identified or quantified.  Additional risks and uncertainties resulting from the restatement of the Company’s financial statements included in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission (“SEC”) on July 3, 2013 (“2013 Form 10-K/A”) and in the Company’s Form 10-Q/A filed on the same date could, among others, (i) cause the Company to incur substantial additional legal, accounting and other expenses, (ii) result in additional shareholder, governmental or other actions, or adverse consequences from the now consolidated shareholder action or the now formal investigation being conducted by the SEC, (iii) cause the Company’s customers, including the government contractors with which the Company deals, to lose confidence in the Company or cause a default under its contractual arrangements, (iv) cause a default under the Company’s arrangements with M&T Bank with respect to which, if the Bank chooses to exercise its remedies, the Company may not be able to obtain replacement financing or continue its operations, (v) result in delisting of the Company’s stock from NYSE MKT (the “Exchange”) if the Company fails to meet any Exchange listing standard, or fails to comply with its listing agreement with the Exchange, during the twelve months ending July 9, 2014, or (vi) result in additional failures of the Company’s internal controls if the Company’s remediation efforts are not effective.  Any one or more of such risks and uncertainties could have a material adverse effect on the Company or the value of its common stock.  For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see the "Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections in the 2013 Form 10-K/A and the Company’s subsequent Quarterly Reports on Forms 10-Q/A and 10-Q.

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All forward-looking statements included in this Report on Form-8-K are made only as of the date of this Form 8-K.  The Company does not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which it hereafter become aware of.  New risks and uncertainties arise from time to time and the Company cannot predict these events or how they may affect it.  When considering these risks, uncertainties and assumptions, you should keep in mind the cautionary statements contained in this Form 8-K and any documents incorporated herein by reference.  You should read this document and the documents that the Company incorporates by reference into this release completely and with the understanding that the Company’s actual future results may be materially different from what it expects.  All forward-looking statements attributable to the Company are expressly qualified by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: December 19, 2013	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chief Executive Officer

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